Exhibit 10.16

FIRST AMENDMENT TO CREDIT AGREEMENT

AND AMENDMENT TO SECURITY AGREEMENTS

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENTS (this “Amendment”), effective as of the 30th day of June, 2014, is entered into by and among AMERICAN ELECTRIC TECHNOLOGIES, INC., a Florida corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors”) and JPMORGAN CHASE BANK, N.A. (the “Lender”).

RECITALS

WHEREAS, the Borrower and the Lender entered into that certain Amended and Restated Credit Agreement dated as of November 30, 2013 (the “Credit Agreement”); and

WHEREAS, the Borrower has informed the Lender that it intends to sell all of the assets of American Access Technologies, Inc., a Subsidiary of the Borrower and a Guarantor (“American Access”); and

WHEREAS, the Borrower has requested the Lender to amend the Credit Agreement to permit the sale of all of the assets of American Access (the “American Access Sale”) and to amend the Credit Agreement and the Security Agreements in certain other respects; and

WHEREAS, in connection with the American Access Sale, the Borrower has requested the Lender to release American Access from its obligations under the Loan Documents to which it is a party;

WHEREAS, the Lender is willing to so amend the Credit Agreement and the Security Agreements and make such release, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors and the Lender agree as follows:

1. Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendment to Section 1.01 of the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“American Access Sale” means the sale by the Borrower of all of the assets of American Access Technologies, Inc., on terms and conditions substantially similar to those disclosed to the Lender prior to the date of that certain First Amendment to this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Pledge Agreement” means a pledge agreement executed pursuant to Section 5.11, which shall be in the form of Exhibit 1.01F.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b) Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Security Documents” as follows:

“Security Documents” means the Security Agreements, the Pledge Agreements, the Mortgages and each other security document delivered in accordance with applicable law to grant a valid, perfected security interest in any property and all UCC or other financing statements or instruments of perfection required by this Agreement or any security agreement to be filed with respect to the security interests in property and fixtures created pursuant to the Security Documents and any other document or instrument utilized to pledge as collateral for the Obligations any property of whatever kind or nature.

(c) Section 1.01 of the Credit Agreement is hereby amended to add the following new phrase at the end of the definition of “Obligations”:

“; provided that the “Obligations” shall specifically exclude the Excluded Swap Obligations.”

3. Amendment to Section 3.01 of the Credit Agreement.  Section 3.01 of the Credit Agreement is hereby amended to restate clause (c) thereof in its entirety as follows:

“(c) as of the Effective Date, is duly qualified and licensed to conduct business and is in good standing in each jurisdiction listed in Schedule 3.01.”

4. Amendment to Section 5.03.  Section 5.03 of the Credit Agreement is hereby amended to add the following new phrase to the end of said Section:

“; provided that the foregoing shall not prohibit any transaction permitted under this Agreement.”

5. Amendment to Section 5.10 of the Credit Agreement.  Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.10. Maintenance of Deposit Relationship.  The Borrower will, and will cause each of its Domestic Subsidiaries to, maintain the Lender as the Borrower’s and each of its Domestic Subsidiary’s primary depository and treasury management services provider for its operational, business deposit accounts.”

6. Amendment to Section 5.11 of the Credit Agreement.  Section 5.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.11 Required Guarantors; New Subsidiaries; Additional Guarantees and Security Documents.  The Borrower will at all times cause all of its Domestic Subsidiaries to be Guarantors.  Within thirty (30) days after the Borrower acquires or creates a new Subsidiary, the Borrower shall notify the Lender and (a) to the extent such Subsidiary is a Domestic Subsidiary, the Borrower shall cause such new Subsidiary to execute a Security Agreement and a Guarantee Agreement and deliver to the Lender the documents and reports described in clauses (c) and (i) of Section 4.01 with respect to such new Subsidiary and such other documents relating to such new Subsidiary as the Lender may reasonably require in order to comply with the requirements of this Section and (b) to the extent such Subsidiary is a Foreign Subsidiary, the Borrower shall, or shall cause its Domestic Subsidiary to, execute a Pledge Agreement in respect of the Equity Interests of such Foreign Subsidiary (or an addendum to its existing Pledge Agreement in form and substance satisfactory to the Lender) and deliver to the Lender such other documents relating to such new Subsidiary as the Lender may reasonably requires in order to comply with the requirements of this Section.”

7. Amendment to Section 6.01 of the Credit Agreement.

(a) Section 6.01 of the Credit Agreement is hereby amended to delete the word “Subsidiary” from clause (c) thereof and insert the word “Guarantor” in its place.

(b) Section 6.01 of the Credit Agreement is hereby amended to delete the word “and” at the end clause (d) thereof, delete the period at the end of clause (e) thereof and insert a semicolon and the word “and” in its place and add the following new clause (f) at the end of said Section 6.01:

“(f) Indebtedness of Foreign Subsidiaries in an aggregate principal amount not to exceed $500,000 at any time outstanding.”

8. Amendment to Section 6.02 of the Credit Agreement.  Section 6.02 of the Credit Agreement is hereby amended to delete the first instance of the phrase “any of its Subsidiaries” and insert the phrase “any Guarantor” in its place.

9. Amendment to Section 6.03 of the Credit Agreement.  Section 6.03 of the Credit Agreement is hereby amended to add the following new proviso to the end of clause (a) thereof:

“provided that, after consummation of the American Access Sale, the Borrower may dissolve American Access Technologies, Inc. in accordance with applicable Law;”

10. Amendment to Section 6.04 of the Credit Agreement.  Section 6.04 of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (h) thereof, delete the period at the end of clause (i) thereof and insert a semicolon and the word “and” in its place and add the following new clause (j) to the end of said Section 6.04:

“(j) Investments by the Borrower in Foreign Subsidiaries in an aggregate amount for all such Investments not to exceed $1,000,000 during the term of this Agreement.”

11. Amendment to Section 6.05 of the Credit Agreement.  Section 6.05 of the Credit Agreement is hereby amended to delete the word “and” immediately after clause (b) thereof and insert a comma in its place, insert a comma immediately after clause (c) thereof and add the following new clauses (d) and (e) at the end of said Section 6.05:

“(d) the disposal by M&I of its 49% interest in AAG (AETI Alliance Group do Brazil Sistemas E Servicos Em Energia LTDA) and (e) the American Access Sale.”

12. Amendment to Section 6.10 of the Credit Agreement.  Section 6.10 of the Credit Agreement is hereby amended to delete the phrase “any of its Subsidiaries” and insert the phrase “any Guarantor” in its place.

13. Amendment to Article 6.14 of the Credit Agreement.  Section 6.14 of the Credit Agreement is hereby amended to add the following new sentence at the end of said Section:

“For purposes of calculating net income as of the end of the calendar quarter ending June 30, 2014, as of the end of the calendar quarter ending September 30, 2014 and as of the end of the calendar quarter ending December 31, 2014, the effects of the American Access Sale and the impairment related thereto shall be disregarded.”

14. Amendment to Section 8.01 of the Credit Agreement.  Section 8.01 of the Credit Agreement is hereby amended to restate clause (i) of paragraph (a) thereof in its entirety as follows:

“(i) if to the Borrower:

American Electric Technologies, Inc.

1250 Wood Branch Park Drive

Houston, Texas  77079

Attention:  Andrew Puhala

Facsimile No.:  713-644-7805”.

15. Amendment to Exhibit 1.01E of the Credit Agreement.  Exhibit 1.01E of the Credit Agreement is hereby amended to add the following new phrase to the end of the definition of “Indebtedness” set forth in Section 1(d) thereof:

“; provided that the “Indebtedness” shall specifically exclude the Excluded Swap Obligations (as defined in the Loan Agreement).”

16. Amendment to Credit Agreement.  The Credit Agreement is hereby amended to add Exhibit 1.01F thereto in the form attached hereto.

17. Amendment to Security Agreements.  Each Security Agreement is hereby amended to add the following new phrase to the end of the definition of “Indebtedness” set forth in Section 1(d) thereof:

“; provided that the “Indebtedness” shall specifically exclude the Excluded Swap Obligations (as defined in the Loan Agreement).”

18. Release of American Access.  Upon evidence satisfactory to the Lender that the American Access Sale has been consummated on terms and conditions substantially similar to those disclosed to the Lender prior to the date hereof, the Lender (a) consents to release the Liens on the assets of American Access granted pursuant to the Security Agreement to which American Access is a party and (b) agrees to execute and deliver a release to the Borrower in the form attached hereto as Exhibit A (the “Release”).  In order to facilitate the closing of the American Access Sale, the Lender agrees to deliver the executed Release to such

Person as may be designated by the Borrower to be held by such Person in escrow pending confirmation satisfactory to the Lender that all other conditions to the American Access Sale have been satisfied.

19. Conditions to Effectiveness.  This Amendment shall be effective as of the date first above written upon satisfaction of the following conditions precedent:

(a) no Default or Event of Default shall exist;

(b) the Lender shall have received counterparts of this Amendment duly executed by the Borrower and each Guarantor;

(c) the Lender shall have received a counterpart of a Pledge Agreement, in the form attached hereto as Exhibit 1.01F, duly executed by M&I, together with any documents required to be delivered in connection therewith;

(d) the Lender shall have received payment of all fees and reasonable, out of pocket expenses (including the reasonable fees and disbursements of Andrews Kurth LLP) due in connection with this Amendment; and

(e) the Lender shall have received such other consents, approvals or documents as the Lender may reasonably request.

20. Ratification.  The Borrower and each of the Guarantors hereby ratify all of their respective Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment.  Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of the Lender created by or contained in any of such documents nor is the Borrower or any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

21. Representations and Warranties.  The Borrower and each Guarantor hereby represent and warrant to the Lender that (a) this Amendment has been duly executed and delivered on behalf of Borrower and each of the Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and each of the Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties made by it in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and each of the Guarantors.

22. Release and Indemnity.

(a) The Borrower and each Guarantor hereby release and forever discharge the Lender and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower, the Guarantors or their representatives and the Lender or any of its directors, officers, agents, employees, attorneys or other representatives.  Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower or any Guarantor including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b) The Borrower and each Guarantor hereby ratify the indemnification provisions contained in the Loan Documents, including, without limitation, Section 8.03 of the Credit Agreement, and agree that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

23. Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or other electronic form (i.e., “PDF”) each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

24. Governing Law.  This Amendment shall be construed, and the rights of the parties hereto determined, in accordance with and governed by the law of the State of Texas.

25. Final Agreement of the Parties.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES IN RELATION TO MATTERS DESCRIBED HEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

BORROWER:

AMERICAN ELECTRIC TECHNOLOGIES, INC.,
a Florida corporation

By:	/s/ Andrew L. Puhala
Name:	Andrew L. Puhala
Title:	SVP, CFO & Secretary

GUARANTORS:

M&I ELECTRIC INDUSTRIES, INC.,
a Texas corporation

By:	/s/ Andrew L. Puhala
Name:	Andrew L. Puhala
Title:	Vice President & Secretary

AMERICAN ACCESS TECHNOLOGIES, INC.,
a Florida corporation

By:	/s/ Andrew L. Puhala
Name:	Andrew L. Puhala
Title:	SVP, CFO & Secretary

Signature Page to First Amendment to Credit Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert Morgan
Name:	Robert Morgan
Title:	Authorized Officer

Signature Page to First Amendment to Credit Agreement

ANNEX A

FORM OF RELEASE

RELEASE

THIS RELEASE, dated August ___, 2014, is made by JPMORGAN CHASE BANK, N.A. (the “Lender”) pursuant to that certain Amended and Restated Credit Agreement dated as of November 30, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Credit Agreement) by and between American Electric Technologies, Inc. a Florida corporation (the “Borrower”) and the Lender, for the benefit of AMERICAN ACCESS TECHNOLOGIES, INC., a Florida corporation (“American Access”).

WHEREAS, American Access executed in favor of the Lender a Security Agreement dated as of June 30, 2008 (as amended, the “Security Agreement”), pursuant to which American Access granted Liens in certain of its personal property (collectively, the “American Access Property”) to secure the Indebtedness, as defined in the Security Agreement;

WHEREAS, the Borrower has entered into an agreement to sell all of the assets of American Access and, in connection therewith, has requested that the Liens granted by it pursuant to the Security Agreement be released in their entirety; and

WHEREAS, the Lender has agreed to release such liabilities, obligations and Liens;

NOW THEREFORE, in consideration of TEN AND NO/100 DOLLARS and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Lender hereby releases the American Access Property from the Liens of the Security Agreement and the other Loan Documents.

This Release is a partial release only and does not release or discharge the Borrower or any Guarantor of its liabilities and obligations under the Credit Agreement or any other Loan Document or release any property from the Liens of the Security Documents and the other Loan Documents other than the American Access Property.

Upon the written request (and at the sole cost and expense of) the Borrower, the Lender shall promptly execute and deliver to the Borrower such UCC termination statements and such other documentation as the Borrower may reasonably request to effect the release of the Liens on the American Access Property.

This Release shall be governed by the laws of the State of Texas.

Annex A

EXECUTED to be effective as of the date first above written.

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert Morgan
Name:	Robert Morgan
Title:	Authorized Officer

Annex A

EXHIBIT 1.01F

FORM OF

PLEDGE AGREEMENT

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (“Agreement”) is made as of _________________, 20__, by _______________________________, a ________________ (“Debtor”), whose place of business and chief executive office, as applicable, are located at 1250 Wood Branch Park Drive, Houston, Texas 77079, and whose organizational identification number is ____________, in favor of JPMORGAN CHASE BANK, N.A., a national association (“Secured Party”), whose address is 712 Main Street, Houston, Harris 77002. Debtor hereby agrees with Secured Party as follows:

1. Definitions

.  As used in this Agreement, the following terms shall have the meanings indicated below:

(a) “Code” shall mean the Texas Business and Commerce Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time. All terms defined in the Code and used herein and not otherwise defined herein are used herein as therein defined.

(b) “Collateral” shall mean all of the personal property of Debtor as set forth below (as indicated), wherever located, and now owned or hereafter acquired:

All “investment property” consisting of each of the Equity Interests (whether such Equity Interests are “general intangibles” or “securities” under the Code) of Foreign Subsidiaries identified on Annex I hereto and all additional Equity Interests issued from time to time by any of the issuers of the Equity Interests identified on Annex I hereto, and the certificates or other instruments representing any of the foregoing and any interest of Debtor in the entries on the books of any securities intermediary pertaining thereto (the “Pledged Shares”), and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of such issuer pursuant to organizational document governing the rights and obligations of the stockholders, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; provided that, the Collateral shall specifically exclude the right, title and interest of Debtor in any assets or property to the extent, but only to the extent, that such property or asset constitutes more than sixty-five percent (65%) of the voting Equity Interests of any Foreign Subsidiary.

The term Collateral, as used herein, shall also include all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property) and any property, securities, guaranties or monies of Debtor which may at any time come into the possession of Secured Party.  The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the foregoing property except finished goods intended for sale in the ordinary course of Debtor’s business or as otherwise provided herein.

(c) “Equity Interests” has the meaning given such term in the Loan Agreement.

(d) “Event of Default” has the meaning given such term in the Loan Agreement.

(e) “Foreign Subsidiary” has the meaning given such term in the Loan Agreement.

(f) “Indebtedness” shall mean (i) all indebtedness, obligations and liabilities of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Debtor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, swap contract, indemnity agreement or otherwise, including, without limitation, that certain promissory note of even date with the Loan Agreement executed by American Electric Technologies, Inc. (“Borrower”) payable to the order of Secured Party in the principal amount of $10,000,000, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor to Secured Party under any documents evidencing, guaranteeing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the

Exhibit 1.01F

collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above; provided that the “Indebtedness” shall specifically exclude the Excluded Swap Obligations (as defined in the Loan Agreement).

(g) “Loan Agreement” means the Amended and Restated Credit Agreement dated as of November 30, 2013, between Borrower and Secured Party, as amended, supplemented or restated from time to time, and the terms defined therein and not otherwise defined herein being used herein as therein defined.

(h) “Loan Documents” has the meaning given such term in the Loan Agreement.

(i) “Person” has the meaning given such term in the Loan Agreement.

(j) “Other Obligated Party” shall mean any party other than Debtor, including, without limitation, Debtor, who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

2. Security Interest

.  As security for the Indebtedness Debtor for value received hereby pledges and grants to Secured Party a continuing security interest in the Collateral.

3. Representations and Warranties

.  In addition to any representations and warranties of Debtor set forth in the Loan Documents, which are incorporated herein by this reference, Debtor hereby represents and warrants the following to Secured Party:

(a) Accuracy of Information.  All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is true and correct. The exact legal name, organizational identification number of Debtor are correctly shown in the first paragraph hereof.

(b) Ownership and Liens.  Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and liens or security interests permitted in the Loan Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

(c) No Conflicts or Consents.  Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter or bylaws of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

(d) Security Interest.  Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. To the extent permitted in the Code, possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party’s security interest hereunder in the Collateral.

Exhibit 1.01F

(e) Location/Identity.  Debtor’s principal residence or place of business and chief executive office (as those terms are used in the Code), as the case may be, is located at the address set forth on the first page hereof. Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address and such other addresses as may be listed on any schedule attached hereto. Debtor’s organizational structure, state of organization, and organizational number (the “Organizational Information”) are as set forth on the first page hereof. Except as specified herein or as permitted in the Loan Agreement, the Organizational Information shall not change.

(f) Solvency of Debtor.  As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor’s assets exceeds and will continue to exceed Debtor’s liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature, and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor’s businesses and all businesses in which Debtor is about to engage.

(g) Equity Interests.  All shares of capital stock identified on Annex I hereto as being beneficially owned by Debtor have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any option to purchase or similar right of any Person.  Except as permitted by the Loan Agreement, Debtor is not and will not become a party to or otherwise bound by any agreement, other than the Loan Documents, which restricts in any manner the rights of any present or future holder of any such Equity Interests with respect thereto.

(h) Delivery of Certificated Collateral.  All certificates, agreements or instruments representing or evidencing the Collateral in existence on the date hereof have been delivered to Secured Party in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, and Secured Party has a perfected first priority security interest therein.

(i) Perfection of Uncertificated Collateral.  With respect to any uncertificated security included in the Collateral that is in existence on the date hereof, Debtor has caused the security interests granted to Secured Party under this Agreement the  to be recorded on the equityholder register or on the books of the issuer of such uncertificated security and cause such issuer to execute and deliver to Secured Party an acknowledgement of such security interests pursuant to which the issuer agrees to comply with instructions originated Secured Party without further consent by Debtor, and Secured Party has a perfected security interest therein.

4. Affirmative Covenants

.  In addition to all covenants and agreements set forth in the Loan Documents, which are incorporated herein by this reference, Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

(a) Ownership and Liens.  Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein or by the other Loan Documents. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Debtor will defend at its expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

(b) Further Assurances.  Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing (if requested) and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

Exhibit 1.01F

(c) Inspection of Collateral.  Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

(d) Payment of Taxes.  Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside on Debtor’s books adequate reserves therefor; provided, however, Debtor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party’s written request, Debtor will establish with Secured Party an escrow acceptable to Secured Party adequate to cover the payment of such taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Debtor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such taxes, assessments, governmental charges, interest, costs and penalties.

(e) Perfection of Additional Collateral.  Debtor shall:

(i) upon the acquisition of any certificated securities representing Collateral which are to be physically possessed by Debtor, promptly delivery to Secured Party all such certificated securities, endorsed or accompanied by instruments of transfer or assignment in such form and substance as Secured Party may reasonably request; and

(ii) upon the acquisition of any uncertificated securities included in the Collateral, cause the security interests in favor of Secured Party to be recorded on the equityholder register or the books of the issuer of such uncertificated securities and cause such issuer to execute and deliver to Secured Party an acknowledgement of the Secured Party’s security interests pursuant to which the issuer agrees to comply with instructions originated by Secured Party without further consent by Debtor,

(f) Special Provisions Relating to Collateral.  Debtor shall not take any action that would result in (i) the revocation of any election to treat any Collateral as certificated securities, and (ii) an election to treat as certificated securities any Collateral that constitutes uncertificated securities.  So long as Secured has not exercised remedies with respect to the Collateral under this Agreement or any other Loan Document upon the occurrence and during the continuation of an Event of Default, Debtor shall have the right to exercise all voting and other rights, title and interest with respect to the Collateral and to receive all income, gains, profits, dividends and other distributions from the Collateral whether non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property or other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests; provided that no vote shall be cast, right exercised or other action taken which would be adverse to the rights and remedies of Secured Party hereunder and under the other Loan Documents or which would otherwise conflict with any provision of the Loan Documents.  In furtherance of the right of Secured Party to exercise voting rights during the continuance of an Event of Default, Debtor shall execute and deliver to the Administrative Agent a proxy or other instrument in a form acceptable to the Administrative Agent with respect to each item of Collateral owned by it.  Debtor not shall grant a proxy that would conflict with any proxy granted to Secured Party pursuant to the preceding sentence so long as the security interest granted pursuant to this Agreement remains in effect.

5. Negative Covenants

.  Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

(a) Impairment of Security Interest.  Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

(b) Financing Statement Filings.  Without limiting Secured Party’s rights under this Agreement, Debtor authorizes Secured Party to file financing statements and amendments thereto under the provisions of the Code as amended from time to time. Any such financing statements or amendments may describe the Collateral in the same manner as described herein or may

Exhibit 1.01F

contain an indication or description of collateral that describes such property in any other manner as Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Secured Party herein.

6. Rights of Secured Party

.  Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

(a) Additional Financing Statements Filings.  Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

(b) Power of Attorney.  Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, after the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) receive, endorse and collateral all checks made payable to Debtor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and give full discharge for the same, (ii) to file any claims or take any action or institute any proceedings in connection therewith which Secured Party may deem to be necessary or advisable, (iii) to pay, settle or compromise all bills and claims which may be or become liens or security interests against any or all of the Collateral, or any part thereof, unless a bond or other security satisfactory to Secured Party has been provided, and (iv) upon foreclosure, to do any and every act which Debtor may do on its behalf with respect to the Collateral or any part thereof and to exercise any or all of Debtor’s rights and remedies under any or all of the Collateral.

(c) Performance by Secured Party.  If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

7. Events of Default

.  Debtor shall be in default under this Agreement upon the occurrence of an Event of Default.

8. Remedies and Related Rights

.  If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

(a) Remedies.  Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

(i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

(ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

(iii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

Exhibit 1.01F

(v) buy the Collateral, or any portion thereof, at any public sale;

(vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vii) apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment;

(viii) without any obligation to do so, in its name or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral;

(ix) endorse, assign or otherwise transfer to or to register in the name of Secured Party or any of its nominees or endorse for negotiation any or all of the Collateral, without any indication that such Collateral is subject to the security interests hereunder, and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations;

(x) vote or exercise any and all of Debtor’s rights or powers incident to its ownership of the Collateral, including any rights or powers to manage or control the Foreign Subsidiaries (and Debtor agreed to take all such action as may be appropriate to give effect to such right);

(xi) exercise such additional rights, powers, privileges and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, powers, privileges and remedies hereunder may be asserted; and

(xii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.

In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale. Debtor agrees that in the event Debtor or any Other Obligated Party is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at such party’s address set forth on the first page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Secured Party may be compelled, subject to the notice provision provided for in the foregoing paragraph, with respect to any sale of all or any part of the Collateral constituting a security (as such term is defined in the Securities Act of 1933), to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Debtor acknowledges that (i) any such private sale may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without such restrictions, and agrees that any such private sale shall not be deemed commercially unreasonable based on such circumstances and (ii) Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit Debtor or the issuer thereof to register it for public sale.

(b) Application of Proceeds.  If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

(i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

Exhibit 1.01F

(ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

(iii) to the satisfaction of the Indebtedness;

(iv) by holding such cash and proceeds as Collateral;

(v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and

(vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(c) Deficiency.  In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent permitted by the Code.

(d) Non-Judicial Remedies.  In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party’s option.

(e) Other Recourse.  Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any Other Obligated Party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any Other Obligated Party or by reason of the cessation from any cause whatsoever of the liability of any Other Obligated Party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Obligated Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor’s liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release the obligations of any Other Obligated Party in respect to any or all of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any Other Obligated Party, and (v) release or substitute any Other Obligated Party.

9. Indemnity

.  As provided in the Code, Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an “Indemnified Person”) from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the “Claims”) which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person’s actions and/or inactions in connection with the Loan Documents). The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

10. Miscellaneous

(a) Waiver by Secured Party.  Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No

Exhibit 1.01F

waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

(b) Notices.  Any notice or communication required or permitted hereunder shall be given as provided Section 8.01 of the Loan Agreement.

(c) Entire Agreement.  This Agreement and the other Loan Agreement, as applicable, contain the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

(d) Amendment.  No amendment or waiver of any provision of this Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(e) Actions by Secured Party.  The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

(f) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

(g) Venue.  This Agreement has been entered into in the county in Texas where Secured Party’s address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

(h) Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(i) Binding Effect and Assignment.  This Agreement (i) creates a continuing security interest in the Collateral and the terms, provisions, covenants and conditions hereof, (ii) shall be binding upon Debtor and the successors and assigns of Debtor and (iii) shall inure to the benefit of Secured Party and all transferees, credit participants, successors, assignees and endorsees of Secured Party. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Debtor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

(j) Cumulative Rights.  All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.

(k) Gender, Enforceability.  Within this Agreement, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination

Exhibit 1.01F

that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(l) Loan Document.  This Agreement is a Loan Document, as defined in the Loan Agreement, and is subject to the provisions of the Loan Agreement governing Loan Documents. Debtor hereby ratifies, confirms and approves the Loan Agreement and the other Loan Documents and, in particular, any provisions thereof which relate to Debtor.

(m) Counterparts; Fax.  This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Agreement may be validly executed and delivered by facsimile or other electronic transmission.

(n) Descriptive Headings.  The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

(o) NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page follows]

Exhibit 1.01F

EXECUTED as of the date first written above.

June 30, 2014

By:	/s/ Andrew L. Puhala
Name:	Andrew L. Puhala
Title:	SVP, CFO & Secretary

By:	/s/ Robert Morgan
Name:	Robert Morgan
Title:	Authorized Officer

Exhibit 1.01F

ANNEX I

EQUITY INTERESTS

Issuer	Type of Interest	Percent of Issuer Owned by Debtor	Percent of Interest Owned by Debtor Pledged Hereunder

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (“Agreement”) is made as of June 30, 2014, by M&I ELECTRIC INDUSTRIES, INC., a Texas corporation (“Debtor”), whose place of business and chief executive office, as applicable, are located at 1250 Wood Branch Park Drive, Houston, Texas 77079, and whose organizational identification number is 0019421500, in favor of JPMORGAN CHASE BANK, N.A., a national association (“Secured Party”), whose address is 712 Main Street, Houston, Harris 77002. Debtor hereby agrees with Secured Party as follows:

11. Definitions

.  As used in this Agreement, the following terms shall have the meanings indicated below:

(a) “Code” shall mean the Texas Business and Commerce Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time. All terms defined in the Code and used herein and not otherwise defined herein are used herein as therein defined.

(b) “Collateral” shall mean all of the personal property of Debtor as set forth below (as indicated), wherever located, and now owned or hereafter acquired:

All “investment property” consisting of each of the Equity Interests (whether such Equity Interests are “general intangibles” or “securities” under the Code) of Foreign Subsidiaries identified on Annex I hereto and all additional Equity Interests issued from time to time by any of the issuers of the Equity Interests identified on Annex I hereto, and the certificates or other instruments representing any of the foregoing and any interest of Debtor in the entries on the books of any securities intermediary pertaining thereto (the “Pledged Shares”), and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of such issuer pursuant to organizational document governing the rights and obligations of the stockholders, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; provided that, the Collateral shall specifically exclude the right, title and interest of Debtor in any assets or property to the extent, but only to the extent, that such property or asset constitutes more than sixty-five percent (65%) of the voting Equity Interests of any Foreign Subsidiary.

The term Collateral, as used herein, shall also include all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property) and any property, securities, guaranties or monies of Debtor which may at any time come into the possession of Secured Party.  The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the foregoing property except finished goods intended for sale in the ordinary course of Debtor’s business or as otherwise provided herein.

(c) “Equity Interests” has the meaning given such term in the Loan Agreement.

(d) “Event of Default” has the meaning given such term in the Loan Agreement.

(e) “Foreign Subsidiary” has the meaning given such term in the Loan Agreement.

(f) “Indebtedness” shall mean (i) all indebtedness, obligations and liabilities of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Debtor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, swap contract, indemnity agreement or otherwise, including, without limitation, that certain promissory note of even date with the Loan Agreement executed by American Electric Technologies, Inc. (“Borrower”) payable to the order of Secured Party in the principal amount of $10,000,000, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor to Secured Party under any documents evidencing, guaranteeing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys’ fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above; provided that the “Indebtedness” shall specifically exclude the Excluded Swap Obligations (as defined in the Loan Agreement).

(g) “Loan Agreement” means the Amended and Restated Credit Agreement dated as of November 30, 2013, between Borrower and Secured Party, as amended, supplemented or restated from time to time, and the terms defined therein and not otherwise defined herein being used herein as therein defined.

(h) “Loan Documents” has the meaning given such term in the Loan Agreement.

(i) “Person” has the meaning given such term in the Loan Agreement.

(j) “Other Obligated Party” shall mean any party other than Debtor, including, without limitation, Debtor, who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201 or Chapter 9 of the Code.

12. Security Interest

.  As security for the Indebtedness Debtor for value received hereby pledges and grants to Secured Party a continuing security interest in the Collateral.

13. Representations and Warranties

.  In addition to any representations and warranties of Debtor set forth in the Loan Documents, which are incorporated herein by this reference, Debtor hereby represents and warrants the following to Secured Party:

(a) Accuracy of Information.  All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is true and correct. The exact legal name, organizational identification number of Debtor are correctly shown in the first paragraph hereof.

(b) Ownership and Liens.  Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and liens or security interests permitted in the Loan Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

(c) No Conflicts or Consents.  Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter or bylaws of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

(d) Security Interest.  Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. To the extent permitted in the Code, possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party’s security interest hereunder in the Collateral.

(e) Location/Identity.  Debtor’s principal residence or place of business and chief executive office (as those terms are used in the Code), as the case may be, is located at the address set forth on the first page hereof. Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address and such other addresses as may be listed on any schedule attached hereto. Debtor’s organizational structure, state of organization, and organizational number (the

“Organizational Information”) are as set forth on the first page hereof. Except as specified herein or as permitted in the Loan Agreement, the Organizational Information shall not change.

(f) Solvency of Debtor.  As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor’s assets exceeds and will continue to exceed Debtor’s liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature, and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor’s businesses and all businesses in which Debtor is about to engage.

(g) Equity Interests.  All shares of capital stock identified on Annex I hereto as being beneficially owned by Debtor have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any option to purchase or similar right of any Person.  Except as permitted by the Loan Agreement, Debtor is not and will not become a party to or otherwise bound by any agreement, other than the Loan Documents, which restricts in any manner the rights of any present or future holder of any such Equity Interests with respect thereto.

(h) Delivery of Certificated Collateral.  All certificates, agreements or instruments representing or evidencing the Collateral in existence on the date hereof have been delivered to Secured Party in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, and Secured Party has a perfected first priority security interest therein.

(i) Perfection of Uncertificated Collateral.  With respect to any uncertificated security included in the Collateral that is in existence on the date hereof, Debtor has caused the security interests granted to Secured Party under this Agreement the  to be recorded on the equityholder register or on the books of the issuer of such uncertificated security and cause such issuer to execute and deliver to Secured Party an acknowledgement of such security interests pursuant to which the issuer agrees to comply with instructions originated Secured Party without further consent by Debtor, and Secured Party has a perfected security interest therein.

14. Affirmative Covenants

.  In addition to all covenants and agreements set forth in the Loan Documents, which are incorporated herein by this reference, Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

(a) Ownership and Liens.  Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein or by the other Loan Documents. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Debtor will defend at its expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

(b) Further Assurances.  Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing (if requested) and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

(c) Inspection of Collateral.  Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

(d) Payment of Taxes.  Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside on Debtor’s books adequate reserves therefor; provided, however, Debtor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party’s written request, Debtor will establish with Secured Party an escrow acceptable to Secured Party adequate to cover the payment of such taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Debtor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such taxes, assessments, governmental charges, interest, costs and penalties.

(e) Perfection of Additional Collateral.  Debtor shall:

(i) upon the acquisition of any certificated securities representing Collateral which are to be physically possessed by Debtor, promptly delivery to Secured Party all such certificated securities, endorsed or accompanied by instruments of transfer or assignment in such form and substance as Secured Party may reasonably request; and

(ii) upon the acquisition of any uncertificated securities included in the Collateral, cause the security interests in favor of Secured Party to be recorded on the equityholder register or the books of the issuer of such uncertificated securities and cause such issuer to execute and deliver to Secured Party an acknowledgement of the Secured Party’s security interests pursuant to which the issuer agrees to comply with instructions originated by Secured Party without further consent by Debtor,

(f) Special Provisions Relating to Collateral.  Debtor shall not take any action that would result in (i) the revocation of any election to treat any Collateral as certificated securities, and (ii) an election to treat as certificated securities any Collateral that constitutes uncertificated securities.  So long as Secured has not exercised remedies with respect to the Collateral under this Agreement or any other Loan Document upon the occurrence and during the continuation of an Event of Default, Debtor shall have the right to exercise all voting and other rights, title and interest with respect to the Collateral and to receive all income, gains, profits, dividends and other distributions from the Collateral whether non-cash dividends, cash, options, warrants, stock splits, reclassifications, rights, instruments or other investment property or other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such rights and interests; provided that no vote shall be cast, right exercised or other action taken which would be adverse to the rights and remedies of Secured Party hereunder and under the other Loan Documents or which would otherwise conflict with any provision of the Loan Documents.  In furtherance of the right of Secured Party to exercise voting rights during the continuance of an Event of Default, Debtor shall execute and deliver to the Administrative Agent a proxy or other instrument in a form acceptable to the Administrative Agent with respect to each item of Collateral owned by it.  Debtor not shall grant a proxy that would conflict with any proxy granted to Secured Party pursuant to the preceding sentence so long as the security interest granted pursuant to this Agreement remains in effect.

15. Negative Covenants

.  Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

(a) Impairment of Security Interest.  Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.

(b) Financing Statement Filings.  Without limiting Secured Party’s rights under this Agreement, Debtor authorizes Secured Party to file financing statements and amendments thereto under the provisions of the Code as amended from time to time. Any such financing statements or amendments may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Secured Party may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Secured Party herein.

16. Rights of Secured Party

.  Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

(a) Additional Financing Statements Filings.  Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

(b) Power of Attorney.  Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, after the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) receive, endorse and collateral all checks made payable to Debtor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and give full discharge for the same, (ii) to file any claims or take any action or institute any proceedings in connection therewith which Secured Party may deem to be necessary or advisable, (iii) to pay, settle or compromise all bills and claims which may be or become liens or security interests against any or all of the Collateral, or any part thereof, unless a bond or other security satisfactory to Secured Party has been provided, and (iv) upon foreclosure, to do any and every act which Debtor may do on its behalf with respect to the Collateral or any part thereof and to exercise any or all of Debtor’s rights and remedies under any or all of the Collateral.

(c) Performance by Secured Party.  If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

17. Events of Default

.  Debtor shall be in default under this Agreement upon the occurrence of an Event of Default.

18. Remedies and Related Rights

.  If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

(a) Remedies.  Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

(i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

(ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

(iii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(v) buy the Collateral, or any portion thereof, at any public sale;

(vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vii) apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment;

(viii) without any obligation to do so, in its name or in the name of Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral;

(ix) endorse, assign or otherwise transfer to or to register in the name of Secured Party or any of its nominees or endorse for negotiation any or all of the Collateral, without any indication that such Collateral is subject to the security interests hereunder, and to exchange certificates representing or evidencing Collateral for certificates of smaller or larger denominations;

(x) vote or exercise any and all of Debtor’s rights or powers incident to its ownership of the Collateral, including any rights or powers to manage or control the Foreign Subsidiaries (and Debtor agreed to take all such action as may be appropriate to give effect to such right);

(xi) exercise such additional rights, powers, privileges and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, powers, privileges and remedies hereunder may be asserted; and

(xii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.

In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale. Debtor agrees that in the event Debtor or any Other Obligated Party is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at such party’s address set forth on the first page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Secured Party may be compelled, subject to the notice provision provided for in the foregoing paragraph, with respect to any sale of all or any part of the Collateral constituting a security (as such term is defined in the Securities Act of 1933), to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Debtor acknowledges that (i) any such private sale may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without such restrictions, and agrees that any such private sale shall not be deemed commercially unreasonable based on such circumstances and (ii) Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit Debtor or the issuer thereof to register it for public sale.

(b) Application of Proceeds.  If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

(i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

(ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

(iii) to the satisfaction of the Indebtedness;

(iv) by holding such cash and proceeds as Collateral;

(v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and

(vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

(c) Deficiency.  In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent permitted by the Code.

(d) Non-Judicial Remedies.  In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party’s option.

(e) Other Recourse.  Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any Other Obligated Party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any Other Obligated Party or by reason of the cessation from any cause whatsoever of the liability of any Other Obligated Party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Obligated Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor’s liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release the obligations of any Other Obligated Party in respect to any or all of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any Other Obligated Party, and (v) release or substitute any Other Obligated Party.

19. Indemnity

.  As provided in the Code, Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an “Indemnified Person”) from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the “Claims”) which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person’s actions and/or inactions in connection with the Loan Documents). The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

20. Miscellaneous

(a) Waiver by Secured Party.  Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

(b) Notices.  Any notice or communication required or permitted hereunder shall be given as provided Section 8.01 of the Loan Agreement.

(c) Entire Agreement.  This Agreement and the other Loan Agreement, as applicable, contain the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

(d) Amendment.  No amendment or waiver of any provision of this Agreement nor consent to any departure by Debtor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(e) Actions by Secured Party.  The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

(f) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

(g) Venue.  This Agreement has been entered into in the county in Texas where Secured Party’s address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

(h) Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(i) Binding Effect and Assignment.  This Agreement (i) creates a continuing security interest in the Collateral and the terms, provisions, covenants and conditions hereof, (ii) shall be binding upon Debtor and the successors and assigns of Debtor and (iii) shall inure to the benefit of Secured Party and all transferees, credit participants, successors, assignees and endorsees of Secured Party. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Debtor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

(j) Cumulative Rights.  All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.

(k) Gender, Enforceability.  Within this Agreement, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless the context otherwise requires. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(l) Loan Document.  This Agreement is a Loan Document, as defined in the Loan Agreement, and is subject to the provisions of the Loan Agreement governing Loan Documents. Debtor hereby ratifies, confirms and approves the Loan Agreement and the other Loan Documents and, in particular, any provisions thereof which relate to Debtor.

(m) Counterparts; Fax.  This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same agreement. This Agreement may be validly executed and delivered by facsimile or other electronic transmission.

(n) Descriptive Headings.  The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

(o) NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature page follows]

EXECUTED to be effective as of the date first written above.

M&I ELECTRIC INDUSTRIES, INC.,
a Texas corporation

By:	/s/ Andrew L. Puhala
Name:	Andrew L. Puhala
Title:	Vice President & Secretary

ANNEX I

EQUITY INTERESTS

Issuer	Type of Interest	Percent of Issuer Owned by Debtor	Percent of Interest Owned by Debtor Pledged Hereunder
[insert name of Brazilian sub]	[insert type of interest (partnership, company, etc.)]	80%	81.25%